Exhibit 99.1

PRESS RELEASE

November 9th 2023

5E ADVANCED MATERIALS SIGNS STANDSTILL AGREEMENT WITH LENDER

Agreement with convertible note holder provides an opportunity to strengthen balance sheet and further discussions for equity commitments to facilitate next phase for 5E

HESPERIA, CA., November 9, 2023 (GLOBE NEWSWIRE) – 5E Advanced Materials, Inc. (Nasdaq: FEAM) (ASX: 5EA) (“5E” or the “Company”), a boron and lithium company with U.S. government Critical Infrastructure designation for its 5E Boron Americas (Fort Cady) Complex, today announced that it has taken proactive steps in advancing discussions with its lender and several parties to achieve a funding solution to position for next phase of 5E operations. To facilitate this, Company has entered a standstill agreement.

In August 2022, 5E secured a $60 million private placement of senior secured notes convertible into common stock of the Company from U.S. based institutional investment manager, Bluescape Energy Partners. Under the terms of the private placement, 5E was to maintain a minimum cash balance of $10 million (“Cash Covenant”). Today, 5E announced its fiscal first quarter 2024 financial results and a cash balance of $11.8 million. With respect to its ongoing financing and commercial initiatives, the Company required a time extension to achieve an appropriate funding solution.

As part of its plan to restructure its convertible note and strengthen its balance sheet, the Company has entered into a standstill agreement with BEP Special Situations IV, LLC (“Lender”), its primary lender and the holder of the Company’s senior secured convertible notes.

The standstill agreement will provide 5E with a time extension to advance discussions with several parties to achieve a successful funding resolution for its next phase of growth as it works judiciously to finalize its permit obligations. Under the standstill agreement, the agreement allows the Company to go below its current cash covenant until December 1, 2023.

The Company is committed to protecting the interests of its stakeholders and is working diligently to negotiate and deliver a capital structure to better position the Company to commence operations. In connection with these efforts, the Company has retained Province to advise in achieving a successful restructure of its debt. Province has extensive experience and a proven track record of advising companies and boards through restructuring of debt instruments.

“A successful restructure of our convertible notes, combined with an approval from the EPA certifying compliance with all permit conditions and the granting of authorization to commence operations to extract boron and lithium, will enable us to advance operations and growth ahead,” said Susan Brennan, Chief Executive Officer of 5E Advanced Materials. “The standstill agreement provides the time and opportunity to achieve a successful outcome.”

About 5E Advanced Materials, Inc.

5E Advanced Materials, Inc. (Nasdaq: FEAM) (ASX: 5EA) is focused on becoming a vertically integrated global leader and supplier of boron specialty and advanced materials, complemented by lithium co-product production. The Company’s mission is to become a supplier of these critical materials to industries addressing global decarbonization, food and domestic security. Boron and lithium products will target applications in the fields of electric transportation, clean energy infrastructure, such as solar and wind power, fertilizers, and domestic security. The business strategy and objectives are to develop capabilities ranging from upstream extraction and product sales of boric acid, lithium carbonate and potentially other co-products, to downstream boron advanced material processing and development. The business is based on our large domestic boron and lithium resource, which is located in Southern California and designated as Critical Infrastructure by the Department of Homeland Security’s Cybersecurity and Infrastructure Security Agency.

Forward Looking Statements and Disclosures

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this press release regarding our business strategy, plans, goal, and objectives are forward-looking statements. When used in this press release, the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “budget,” “target,” “aim,” “strategy,” “estimate,” “plan,” “guidance,” “outlook,” “intent,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on 5E’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the extraction of the critical materials we intend to produce and advanced materials production and development. These risks include, but are not limited to: our limited operating history in the borates and lithium industries and no revenue from our proposed extraction operations at our properties; our need for substantial additional financing to execute our business plan and our ability to access capital and the financial markets; our status as an exploration stage company dependent on a single project with no known Regulation S-K 1300 mineral reserves and the inherent uncertainty in estimates of mineral resources; our lack of history in mineral production and the significant risks associated with achieving our business strategies, including our downstream processing ambitions; our incurrence of significant net operating losses to date and plans to incur continued losses for the foreseeable future; risks and uncertainties relating to the development of the Fort Cady project, including our ability to timely and successfully complete our Small Scale Boron Facility; our ability to obtain, maintain and renew required governmental permits for our development activities, including satisfying all mandated conditions to any such permits; our ability to timely and successfully implement a recapitalization plan; and other risks. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. No representation or warranty (express or implied) is made as to, and no reliance should be place on, any information, including projections, estimates, targets, and opinions contained herein, and no liability whatsoever is accepted as to any errors, omissions, or misstatements contained herein. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as to the date of this press release.

For additional information regarding these various factors, you should carefully review the risk factors and other disclosures in the Company’s Form 10-K filed on August 30, 2023. Additional risks are also disclosed by 5E in its filings with the U.S. Securities and Exchange Commission throughout the year, including its Form 10-K, Form 10-Qs and Form 8-Ks, as well as in its filings under the Australian Securities Exchange. Any forward-looking statements are given only as of the date hereof. Except as required by law, 5E expressly disclaims any obligation to update or revise any such forward-looking statements. Additionally, 5E undertakes no obligation to comment on third party analyses or statements regarding 5E’s actual or expected financial or operating results or its securities.

For further information contact:

Davis Snyder or Joseph Caminiti Alpha IR Group FEAM@alpha-ir.com Ph: +1 (312) 445-2870	J.T. Starzecki Chief Marketing Officer jstarzecki@5eadvancedmaterials.com Ph: +1 (612) 719-5076